UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 25, 2007

GREATER COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

NEW JERSEY	01-14294	22-2545165
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 UNION BOULEVARD, TOTOWA, NJ	07512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	973-942-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

See Item 7.01 Regulation FD Disclosure, below.

Item 7.01      Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

On April 25, 2007, Greater Community Bancorp issued a press release announcing its earnings for the quarter ended March 31, 2007.  A copy of the release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(c)  Exhibits. The following exhibit is attached hereto:

99.1
Press release dated April 25, 2007.  The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER COMMUNITY BANCORP
(registrant)

Date: April 27, 2007	/s/ Stephen J. Mauger
Stephen J. Mauger
Senior Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)